Exhibit 24

KOPPERS HOLDINGS INC.

POWER OF ATTORNEY

(10-K)

I, David M. Hillenbrand, Ph.D., a Director of Koppers Holdings Inc. (the “Corporation”), a Pennsylvania corporation, hereby constitute and appoint Leroy M. Ball, Jr., Michael J. Zugay and Steven R. Lacy, or any of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, the Corporation’s Form 10-K for the fiscal year ended December 31, 2017, to be filed with the Securities and Exchange Commission, Washington, DC.

WITNESS my hand this 27th day of February, 2018.

/s/ David M. Hillenbrand, Ph.D.
David M. Hillenbrand, Ph.D.

KOPPERS HOLDINGS INC.

POWER OF ATTORNEY

(10-K)

I, Louis L. Testoni, a Director of Koppers Holdings Inc. (the “Corporation”), a Pennsylvania corporation, hereby constitute and appoint Leroy M. Ball, Jr., Michael J. Zugay and Steven R. Lacy, or any of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, the Corporation’s Form 10-K for the fiscal year ended December 31, 2017, to be filed with the Securities and Exchange Commission, Washington, DC.

WITNESS my hand this 27th day of February, 2018.

/s/ Louis L. Testoni
Louis L. Testoni

KOPPERS HOLDINGS INC.

POWER OF ATTORNEY

(10-K)

I, Cynthia A. Baldwin, a Director of Koppers Holdings Inc. (the “Corporation”), a Pennsylvania corporation, hereby constitute and appoint Leroy M. Ball, Jr., Michael J. Zugay and Steven R. Lacy, or any of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, the Corporation’s Form 10-K for the fiscal year ended December 31, 2017, to be filed with the Securities and Exchange Commission, Washington, DC.

WITNESS my hand this 27th day of February, 2018.

/s/ Cynthia A. Baldwin
Cynthia A. Baldwin

KOPPERS HOLDINGS INC.

POWER OF ATTORNEY

(10-K)

I, Albert J. Neupaver, a Director of Koppers Holdings Inc. (the “Corporation”), a Pennsylvania corporation, hereby constitute and appoint Leroy M. Ball, Jr., Michael J. Zugay and Steven R. Lacy, or any of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, the Corporation’s Form 10-K for the fiscal year ended December 31, 2017, to be filed with the Securities and Exchange Commission, Washington, DC.

WITNESS my hand this 27th day of February, 2018.

/s/ Albert J. Neupaver
Albert J. Neupaver

KOPPERS HOLDINGS INC.

POWER OF ATTORNEY

(10-K)

I, Sharon Feng, Ph.D., a Director of Koppers Holdings Inc. (the “Corporation”), a Pennsylvania corporation, hereby constitute and appoint Leroy M. Ball, Jr., Michael J. Zugay and Steven R. Lacy, or any of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, the Corporation’s Form 10-K for the fiscal year ended December 31, 2017, to be filed with the Securities and Exchange Commission, Washington, DC.

WITNESS my hand this 27th day of February, 2018.

/s/ Sharon Feng, Ph.D.
Sharon Feng, Ph.D.

KOPPERS HOLDINGS INC.

POWER OF ATTORNEY

(10-K)

I, Stephen R. Tritch, a Director of Koppers Holdings Inc. (the “Corporation”), a Pennsylvania corporation, hereby constitute and appoint Leroy M. Ball, Jr., Michael J. Zugay and Steven R. Lacy, or any of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, the Corporation’s Form 10-K for the fiscal year ended December 31, 2017, to be filed with the Securities and Exchange Commission, Washington, DC.

WITNESS my hand this 27th day of February, 2018.

/s/ Stephen R. Tritch
Stephen R. Tritch

KOPPERS HOLDINGS INC.

POWER OF ATTORNEY

(10-K)

I, T. Michael Young, a Director of Koppers Holdings Inc. (the “Corporation”), a Pennsylvania corporation, hereby constitute and appoint Leroy M. Ball, Jr., Michael J. Zugay and Steven R. Lacy, or any of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, the Corporation’s Form 10-K for the fiscal year ended December 31, 2017, to be filed with the Securities and Exchange Commission, Washington, DC.

WITNESS my hand this 27th day of February, 2018.

/s/ T. Michael Young
T. Michael Young